UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2004

TASER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7860 E. McClain Dr., Suite 2
Scottsdale, Arizona		85260

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (480) 991-0791

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1	Text of press Release dated July 20, 2004 titled “TASER Reports Record Quarter with 27% Sequential Growth in New Business,” together with related Statements of Operations and Balance Sheets.

Item 9. Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 20, 2004, TASER International, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its second fiscal quarter, ended June 30, 2004. The full text of the press release, together with the Statements of Operations and Balance Sheets are attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2004	TASER International, Inc.

	By:	/s/ DANIEL BEHRENDT

Daniel Behrendt
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document
99.1	Press Release dated July 20, 2004.